UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 30, 2020
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, Summer Infant, Inc. (the “Company”) announced that Stuart Noyes has been named as Chief Executive Officer and appointed as a new member of the Company’s Board of Directors, effective November 30, 2020. Mr. Noyes has served as the Company’s interim CEO since December 16, 2019 pursuant to the terms of an existing engagement letter between the Company and Winter Harbor LLC (the “Winter Harbor Agreement”). The Winter Harbor Agreement was amended in connection with his appointment to provide, among other things (i) that either party may terminate the Agreement upon six months’ prior written notice, or earlier upon appointment of a replacement CEO, or for cause, and (ii) to delete the provision providing for a bonus upon a change in control of the Company. Mr. Noyes will not receive any compensation from the Company for his services as CEO and will not receive any compensation for his services as a director. Rather, the Company will compensate Winter Harbor in accordance with the Winter Harbor Agreement, as amended. Mr. Noyes has no family relationship with any directors or executive officers of the Company. As a result of Mr. Noyes’ employment by Winter Harbor, Mr. Noyes may have a direct or indirect material interest in the Winter Harbor Agreement as defined in Section 404(a) of Regulation S-K promulgated the Securities Exchange Act of 1934, as amended.

The foregoing description of the amendment to the Winter Harbor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Engagement Letter, dated November 30, 2020, between Summer Infant, Inc. and Winter Harbor LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: December 1, 2020	By:	/s/ Edmund J. Schwartz
Edmund J. Schwartz
Chief Financial Officer